                                                                   EXHIBIT 10(C)




                      AMENDED AND RESTATED TRUST AGREEMENT


                                     between

                           NMS SERVICES (CAYMAN) INC.,
                    as Grantor and Initial Certificateholder

                                       and

                            WILMINGTON TRUST COMPANY,
                                   as Trustee



                          Dated as of September 8, 2000



                                    MBG TRUST

                                TABLE OF CONTENTS


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

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                                                                                                      PAGE

         Section 1.1       Definitions..................................................................1

         Section 1.2       Other Definitional Provisions................................................6


                                   ARTICLE II

                                  ORGANIZATION

         Section 2.1       Name.........................................................................6

         Section 2.2       Statement of Intent..........................................................6

         Section 2.3       Appointment of Trustee.......................................................6

         Section 2.4       Declaration of Trust.........................................................7

         Section 2.5       Initial Capital Contribution to the Trust....................................7

         Section 2.6       Office.......................................................................7

         Section 2.7       Purposes and Powers..........................................................7

         Section 2.8       Liability of Certificateholder...............................................8

         Section 2.9       Title to Trust Property......................................................8

         Section 2.10      Situs of Trust...............................................................8

         Section 2.11      Representations and Warranties of Grantor....................................8


                                   ARTICLE III

                                 THE CERTIFICATE

         Section 3.1       Initial Beneficiary..........................................................9

         Section 3.2       Form of Certificate..........................................................9

         Section 3.3       Execution, Authentication and Delivery.......................................9

         Section 3.4       Mutilated, Destroyed, Lost or Stolen Certificate............................10

         Section 3.5       Person Deemed Certificateholder.............................................10

         Section 3.6       Maintenance of Corporate Trust Office.......................................10

         Section 3.7       Transfer of Certificate.....................................................10

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                                       2

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                   ARTICLE IV

                               ACTIONS BY TRUSTEE
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                                                                                                      PAGE

         Section 4.1       Action by Trustee with Respect to the Securities Portfolio..................11

         Section 4.2       Action by the Certificateholder with Respect to Bankruptcy..................11

         Section 4.3       Restrictions on the Certificateholder's Power...............................11

         Section 4.4       Replacement of Investment Adviser...........................................12


                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.1       Establishment of Accounts...................................................12

         Section 5.2       Application of Trust Funds..................................................12


                                   ARTICLE VI

                                   THE TRUSTEE

         Section 6.1       Duties of Trustee...........................................................14

         Section 6.2       Execution of Documents......................................................15

         Section 6.3       Acceptance of Trusts and Duties.............................................15

         Section 6.4       Refrain from Certain Actions................................................17

         Section 6.5       Furnishing of Documents.....................................................17

         Section 6.6       Representations and Warranties of Trustee...................................17

         Section 6.7       Reliance; Advice of Counsel.................................................18

         Section 6.8       Transactions with Trustee...................................................19

         Section 6.9       Compensation; Indemnity.....................................................19

         Section 6.10      Replacement of Trustee......................................................20

         Section 6.11      Merger or Consolidation of Trustee..........................................21

         Section 6.12      Appointment of Co-Trustee or Separate Trustee...............................21

         Section 6.13      Eligibility Requirements for Trustee........................................22

         Section 6.14      Voting of Securities Portfolio..............................................23


                                   ARTICLE VII

                         TERMINATION OF TRUST AGREEMENT

         Section 7.1       Termination of Trust Agreement..............................................23

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                                       3

                               TABLE OF CONTENTS
                                   (CONTINUED)


                                  ARTICLE VIII

                                   AMENDMENTS
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                                                                                                      PAGE
         Section 8.1       Amendments..................................................................24

         Section 8.2       Form of Amendments..........................................................24


                                   ARTICLE IX

                   CUSTODY, ACQUISITION AND LIQUIDATION OF THE
                              SECURITIES PORTFOLIO

         Section 9.1       Custody of the Securities Portfolio.........................................24

         Section 9.2       Acquisition and Liquidation of the Securities Portfolio.....................25


                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1      Limitations on Rights of Others.............................................26

         Section 10.2      Notices.....................................................................26

         Section 10.3      Severability................................................................27

         Section 10.4      Counterparts................................................................27

         Section 10.5      Successors and Assigns......................................................27

         Section 10.6      No Petition Covenant........................................................27

         Section 10.7      No Recourse.................................................................27

         Section 10.8      Headings....................................................................28

         Section 10.9      Governing Law...............................................................28


EXHIBIT A             Form of Trust Certificate

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                                       4

     THIS TRUST AGREEMENT, dated as of September 8, 2000 (as amended and supplemented from time to time, this "TRUST AGREEMENT" or this "AGREEMENT"), is hereby executed by and between NMS Services (Cayman) Inc., a Cayman Islands corporation, in its capacity as Grantor and initial Certificateholder hereunder, and Wilmington Trust Company, a Delaware banking corporation, in its capacity as trustee hereunder (the "TRUSTEE"). This Agreement amends and restates in its entirety the Trust Agreement, dated as of June 29, 2000 (the "INITIAL TRUST AGREEMENT"), between NMS Services (Cayman) Inc. and the Trustee

                              W I T N E S S E T H:

     WHEREAS, the parties entered into the Initial Trust Agreement and now desire to amend and restate in its entirety the Initial Trust Agreement.

     NOW, THEREFORE, the Grantor and the Trustee hereby agree as follows:

                                   Article I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1 DEFINITIONS. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Trust Agreement.

          "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "BASIC DOCUMENTS" means this Trust Agreement, the Loan Agreement, the Collateral Agreement, the Stock Purchase Agreement and the Investment Advisory Agreement.

          "BUSINESS DAY" means any day on which commercial banks are open for business in New York, New York and Wilmington, Delaware (PROVIDED that if the Paying Agent's principal office is located in a city other than the foregoing, this sentence shall be construed to include such city in connection with payments made by the Paying Agent in addition to the foregoing) other than Saturday or Sunday.

          "BUSINESS TRUST STATUTE" means the Delaware Business Trust Act, 12 Del. C., Section 3801 et seq., as amended from time to time.

          "CERTIFICATE" means the certificate issued by the Trust pursuant to this Trust Agreement, representing the undivided beneficial interest in the assets of the Trust, which shall be substantially in the form of EXHIBIT A hereto.

          "CERTIFICATE OF TRUST" means the Certificate of Trust in respect of the Trust, which was filed with the Secretary of State pursuant to Section 3810 of the Business Trust Statute on June 29, 2000.

          "CERTIFICATEHOLDER" or "HOLDER" means the Person in whose name the Certificate is registered, which shall initially be NMS Services (Cayman) Inc.

          "CLOSING DATE" means September 8, 2000.

          "CODE" means the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

          "COLLATERAL AGENT" means Banc of America Securities LLC, a Delaware limited liability company, in its capacity as collateral agent under the Collateral Agreement.

          "COLLATERAL AGREEMENT" means the Collateral Agreement, dated as of September 8, 2000, among the Collateral Agent, the Share Purchaser, the Share Seller, and the Trust.

          "COLLECTION ACCOUNT" means the collection account created pursuant to
Section 5.1.

          "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; or at such other address as the Trustee may designate from time to time by notice to the Certificateholder and the Relevant Parties or the principal corporate trust office of any successor Trustee (the successor Trustee shall provide notice to the Certificateholder of the address of such office).

          "DESIGNATED BROKER" means Banc of America Securities LLC.

          "ELIGIBLE DEPOSIT ACCOUNT" means, either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds and securities deposited in such account, so long as any of the securities of such depository institution shall have a credit rating in one of the four highest rating categories of any nationally recognized statistical rating agency.

          "ELIGIBLE INSTITUTION" means (i) the corporate trust department of the

Trustee or the Paying Agent under this Trust Agreement or (ii) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), whose deposits are insured by the Federal Deposit Insurance Corporation.

          "ELIGIBLE SUBSTITUTE COLLATERAL" has the meaning set forth in the Collateral Agreement.

          "EXCHANGE BUSINESS DAY" has the meaning set forth in the Stock Purchase Agreement.

          "EXTRAORDINARY EXPENSES" means all costs, expenses and disbursements of the Trust or the Trustee (including legal fees and expenses of the Trust or the Trustee and indemnification payments), other than (i) Ordinary Expenses,
(ii) the costs and expenses of establishment of the Trust and (iii) those expenses for which the Trustee is not entitled to indemnification as described in Section 6.9.

          "FEE AGREEMENT" means that certain Fee Agreement, dated as of September 8, 2000, by and between the Trustee and the Grantor.

          "FINAL DETERMINATION" means (i) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final after all allowable appeals by either party to the action have been exhausted or the time for filing such appeals has expired,
(ii) a closing agreement entered into under Section 7121 of the Code or any other settlement agreement entered into in connection with an administrative or judicial proceeding, (iii) the expiration of the time for instituting suit with respect to the claimed deficiency or (iv) the expiration of the time for instituting a claim for refund, or if such a claim was filed, the expiration of the time for instituting suit with respect thereto.

          "FINAL DISTRIBUTION DATE" means the date on which the Collateral Agent has delivered all cash (or other property) to which the Trust is or may become entitled under the Collateral Agreement.

          "FINAL LOAN PAYMENT" has the meaning specified in Section
5.2(b)(viii).

          "GRANTOR" means NMS Services (Cayman) Inc. and its successors.

          "INITIAL PERIOD" has the meaning set forth in the Stock Purchase Agreement.

          "INTREPID" means Intrepid Funding Master Trust, a Delaware business trust.

          "INVESTMENT ADVISORY AGREEMENT" means the Investment Advisory Agreement, dated as of September 8, 2000, between the Trust and the Investment Adviser.

          "INVESTMENT ADVISER" means Banc of America Securities LLC, a Delaware limited liability company, in its capacity as investment adviser under the Investment Advisory Agreement, or any successor Investment Adviser thereunder.

          "LOAN AGREEMENT" means the loan agreement, dated as of September 8, 2000, between Intrepid and the Trust.

          "MATURITY DATE" has the meaning set forth in the Stock Purchase Agreement.

          "MOODY'S" means Moody's Investors Service, Inc. and any successor thereto.

          "OPINION OF COUNSEL" means one or more written opinions of counsel who may be employees of or counsel to the Trust and who shall be satisfactory to the Trustee, and which opinion or opinions shall be addressed to the Trustee as Trustee, and shall be in form and substance satisfactory to the Trustee.

          "ORDINARY EXPENSES" means the Trustee's ordinary expenses and overhead with respect to its services as Trustee hereunder, including (i) the costs and expenses of preparing, sending and receiving all reports, statements, notices, returns, filings, solicitations of consent or instructions, or other communications required by this Agreement, (ii) the costs and expenses of holding and making ordinary collection or payments on the assets of the Trust and of determining and making payments of interest or principal, (iii) the costs and expenses of the Trust's or the Trustee's counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the administration and termination of the Trust and (iv) any other costs and expenses that are or reasonably should have been expected to be incurred in the ordinary course of administration of the Trust; PROVIDED, HOWEVER, that Ordinary Expenses shall not include amounts incurred in connection with (A) revisions of a substantive nature (and not revisions to correct or cure any ambiguity) to the Basic Documents that occur subsequent to the Closing Date; (B) issues or requests or investigations of parties other than Wilmington Trust Company and the Relevant Parties and (C) termination of the Trust, other than the termination of the Trust pursuant to Section 7.1 or at the request of Wilmington Trust Company.

          "PAYING AGENT" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.13 and is authorized by the Trust to make distributions with respect to the Certificate from the Collection Account.

          "PERMITTED INVESTMENTS" means (i) cash; (ii) any evidence of indebtedness with a maturity of 270 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (iii) certificates of deposit or acceptances with a maturity of 270 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iv) commercial paper with a maturity of 270 days or less issued by a corporation organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's or P-1 by Moody's; and (v) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, maturing within one year from the date of acquisition; PROVIDED, HOWEVER, that the terms of such repurchase agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Policy Statement regarding Repurchase Agreements of Depository Institutions with Securities Dealers and Others.

          "PERSON" means any individual, corporation, estate, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "PREPAYMENT DATE" has the meaning set forth in the Stock Purchase Agreement.

          "PRINCIPAL AMOUNT" means on any date of determination, the outstanding principal amount of the Promissory Note.

          "PROMISSORY NOTE" means the promissory note executed by the Trust in favor of Intrepid evidencing the Trust's borrowing pursuant to the Loan Agreement.

          "RELEVANT PARTIES" means the Share Purchaser, the Share Seller, the Collateral Agent and the Investment Adviser.

          "RESPONSIBLE OFFICER" means, with respect to the Trustee, any officer within the Corporate Trust Administration Department of the Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Financial Services Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "SECRETARY OF STATE" means the Secretary of State of the State of Delaware.

          "SECURITIES ACCOUNT" means the securities account created pursuant to
Section 5.1.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITIES PORTFOLIO" means the (i) Shares purchased by the Trust on the Closing Date; (ii) any additional Shares purchased after the Closing Date and during the Initial Period pursuant to Section 9.2(a); (iii) Shares delivered to the Collateral Agent as directed by the Share Seller under the Collateral Agreement; (iv) any U.S. Government Obligations or Shares purchased by the Trust pursuant to Section 9.2(c) or (e); and (v) any proceeds or distributions relating to the foregoing.

          "SETTLEMENT DATE" has the meaning set forth in the Stock Purchase Agreement.

          "SHARE PURCHASER" means Mandalay Resort Group together with its successors and permitted assigns under the Stock Purchase Agreement.

          "SHARES" means shares of the common stock, par value 12/3 cents per share, of the Share Purchaser.

          "SHARE SELLER" means Bank of America, N.A. together with its successors and permitted assigns under the Stock Purchase Agreement.

          "STANDARD & POOR'S" means Standard & Poor's, a division of The McGraw Hill Companies, and any successor thereto.

          "STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated as of September 8, 2000, between the Share Purchaser, the Share Seller and the Trust.

          "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "TRUST" means the MBG Trust, a Delaware business trust, created pursuant to the Initial Trust Agreement and governed hereby.

          "TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as trustee hereunder, and any successor qualifying under Sections 6.10 and 6.13.

          "U.S. GOVERNMENT OBLIGATIONS" has the meaning set forth in the Collateral Agreement.

     Section 1.2 OTHER DEFINITIONAL PROVISIONS. All references herein to "the Agreement" or "this Agreement" are to this Trust Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified. All terms defined in this Agreement shall have the defined meanings when used in any certificate, notice, Certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

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

                                   Article II
                                  ORGANIZATION

     Section 2.1 NAME. The Trust shall be known as "MBG Trust" in which name the Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

     Section 2.2 STATEMENT OF INTENT. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of this Trust.

     Section 2.3 APPOINTMENT OF TRUSTEE. The Grantor hereby confirms the appointment of the Trustee as trustee of the Trust, to have all the rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Business Trust Statute, with respect to accomplishing the purposes of the Trust. The Trustee shall, unless otherwise required by a Final Determination, make any and all filings required by the Business Trust Statute or required to be made with respect to the Trust.

     Section 2.4 DECLARATION OF TRUST. The Trustee hereby declares that it shall hold any monies and other property received by it hereunder for the benefit of the Trust.

     Section 2.5 INITIAL CAPITAL CONTRIBUTION TO THE TRUST. The Trustee hereby acknowledges receipt in trust from the Grantor of the sum of $1.00 pursuant to the Initial Trust Agreement which shall constitute the initial capital of the Trust and shall be deposited in the Collection Account. The Grantor shall pay or cause to be paid organizational expenses of the Trust as they may arise or shall, upon the request of the Trustee, promptly reimburse the Trustee for any such expenses paid by the Trustee, including as provided in the Fee Agreement.

     Section 2.6 OFFICE. The office of the Trust shall be in care of the Trustee at the Corporate Trust Office or at such other address in Delaware as the Trustee may designate by written notice to Intrepid, the Relevant Parties and the Grantor.

     Section 2.7 PURPOSES AND POWERS. The sole purposes of the Trust are, and the Trust shall have the power, subject to the provisions of this Trust Agreement, to engage only in the following activities:

          (a) to acquire and dispose of from time to time, subject to the Basic Documents, the Securities Portfolio and to execute and deliver any documentation necessary to effectuate the acquisition and/or disposition of the Securities Portfolio;

          (b) to enter into and perform its obligations under the Loan Agreement and to issue the Promissory Note pursuant to the terms thereof;

          (c) to enter into, exercise its rights and perform its obligations under the Basic Documents to which it is to be a party;

          (d) to issue the Certificate and distribute to the Certificateholder, pursuant to the terms of this Trust Agreement, any monies held in respect of the Certificate;

          (e) to establish such brokerage accounts as may from time to time become necessary in connection with the activities in which the Trust is or may otherwise be authorized to engage; and

          (f) to engage in those activities, including entering into agreements and making regulatory filings with appropriate gaming and other regulatory authorities, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     Section 2.8 LIABILITY OF CERTIFICATEHOLDER. The Certificateholder shall not have any personal liability for any liability or obligation of the Trust; PROVIDED, HOWEVER, that this Section 2.8 shall not limit the obligations of the Grantor under Section 6.9 hereof.

     Section 2.9   TITLE TO TRUST PROPERTY.

     (a) Legal title to all the assets of the Trust shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of such assets to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be, for the benefit of the Trust.

     (b) The Certificateholder shall not have legal title to any of the assets of the Trust. The Certificateholder shall be entitled to receive distributions with respect to its undivided beneficial ownership interest in the Trust only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title and interest in any assets of the Trust shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any asset of the Trust.

     Section 2.10 SITUS OF TRUST. The Trust shall be located and administered in the State of Delaware or the State of New York. All bank accounts maintained by the Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware or New York; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in Delaware or New York and payments will be made by the Trust only from

Delaware or New York. The only office of the Trust shall be as specified in
Section 2.6.

     Section 2.11 REPRESENTATIONS AND WARRANTIES OF GRANTOR. The Grantor hereby represents and warrants to the Trustee that:

          (a) The Grantor has been duly organized and is validly existing as a company organized under the laws of the Cayman Islands, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

          (b) The Grantor has the power and authority to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

          (c) The Grantor has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and to equitable principles of general applicability.

          (d) The execution, delivery and performance by the Grantor of this Agreement (i) shall not violate any provision of any law or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to it or any of its assets and (ii) shall not violate any provision of its constitutive documents.

                                  Article III
                                 THE CERTIFICATE

     Section 3.1 INITIAL BENEFICIARY. The Grantor shall be the initial sole beneficiary of the Trust.

     Section 3.2   FORM OF CERTIFICATE.

     (a) The Certificate shall be issued in definitive, fully registered form substantially in the form set forth in EXHIBIT A, with such legends as may be applicable thereto, and registered in the name of the Holder thereof. The Certificate shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the Trustee. A Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such offices at the date of authentication and delivery of such Certificate.

     (b) The Certificate shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the officers executing such Certificate, as evidenced by their execution of the Certificate.

     Section 3.3 EXECUTION, AUTHENTICATION AND DELIVERY. On the Closing Date, the Trustee shall cause the Certificate to be executed on behalf of the Trust, authenticated and delivered to the Holder without further action by the Grantor. The Certificate shall entitle its Holder to any benefit under this Agreement and shall be valid for any purpose if there shall appear on the Certificate a certificate of authentication substantially in the form set forth in EXHIBIT A, executed by the Trustee by manual signature. Such authentication shall constitute conclusive evidence that the Certificate shall have been duly authenticated and delivered hereunder. The Certificate shall be dated the date of its respective authentication.

     Section 3.4   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATE.

     (a) With respect to the Certificate, if (i) a mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of the Certificate and (ii) there is delivered to the Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, the Trustee shall execute on behalf of the Trust and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of a like aggregate principal amount; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven days shall be due and payable, then instead of issuing a replacement Certificate the Trustee may pay such destroyed, lost or stolen Certificate when so due or payable.

     (b) In connection with the issuance of any replacement Certificate under this Section 3.4, the Trustee may require the payment by the Holder of the Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

     (c) Any duplicate Certificate issued pursuant to this Section 3.4 in replacement of the mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time or be enforced by anyone.

     (d) The provisions of this Section 3.4 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of the mutilated, destroyed, lost or stolen Certificate.

     Section 3.5 PERSON DEEMED CERTIFICATEHOLDER. The Trustee shall treat the Person in whose name the Certificate shall be registered as the Holder of the Certificate for the purpose of receiving distributions pursuant to Article V and VII and for all other purposes whatsoever, and the Trustee shall not be affected by any notice to the contrary.

     Section 3.6 MAINTENANCE OF CORPORATE TRUST OFFICE. The Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificate and the Basic Documents may be served. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee shall give prompt written notice to the Certificateholder and the Relevant Parties of any change in the location of any such office or agency.

     Section 3.7   TRANSFER OF CERTIFICATE.

     (a) GENERAL. Transfers of the Certificate shall be permitted only (i) to Affiliates of Bank of America Corporation or their respective successors or (ii) in connection with the transfer by the Share Seller of all of its rights and obligations under the Stock Purchase Agreement pursuant to the terms thereof. Except as provided in the preceding sentence, (i) the Certificateholder may not, in any transaction or series of transactions, directly or indirectly (each of the following, a "TRANSFER"), (A) sell, assign or otherwise in any manner dispose of all or any part of its interest in the Certificate, whether by act, deed, merger or otherwise, or (B) mortgage, pledge or create a lien or security interest in such Certificate and (ii) no such purported transfer of the Certificate or any portion thereof shall be given effect by or be binding upon the Trust or the Trustee and any such purported transfer shall be null and void AB INITIO and vest in the purported transferee no rights against the Trust or the Trustee.

     (b) SECURITIES LEGEND. The Certificate issued hereunder will contain the following legend:

     THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND THE TRUST HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED. IN ADDITION TO THE RESTRICTION REFERRED TO IN THE FIRST SENTENCE ABOVE, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                   Article IV
                               ACTIONS BY TRUSTEE

     Section 4.1 ACTION BY TRUSTEE WITH RESPECT TO THE SECURITIES PORTFOLIO. The Trustee shall not have the power to sell the Securities Portfolio or any interest therein except pursuant to Section 9.2.

     Section 4.2 ACTION BY THE CERTIFICATEHOLDER WITH RESPECT TO BANKRUPTCY. The Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the

Trust without the prior approval of the Holder of the Certificate and the delivery to the Trustee by the Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Trust is insolvent.

     Section 4.3 RESTRICTIONS ON THE CERTIFICATEHOLDER'S POWER. The Trustee shall not take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section
2.7 or applicable law. The Certificateholder agrees, by its acceptance of the Certificate, not to instruct the Trustee to take any action that would violate the provisions of this Agreement or any of the other Basic Documents or applicable law.

     Section 4.4 REPLACEMENT OF INVESTMENT ADVISER. The Trustee shall be entitled, subject to the prior written consent of the Share Seller (which consent shall not be unreasonably withheld or delayed), to terminate the appointment of the Investment Adviser pursuant to the terms of the Investment Advisory Agreement. Upon any such termination, or upon the resignation of the Investment Adviser pursuant to the terms of the Investment Advisory Agreement, the Trustee shall, subject to the prior written consent of the Share Seller (which consent shall not be unreasonably withheld or delayed), appoint a replacement Investment Adviser.

                                   Article V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     Section 5.1   ESTABLISHMENT OF ACCOUNTS.

     (a) The Trustee shall establish and maintain in the name of the Trust a Collection Account and a Securities Account.

     (b) The Trustee on behalf of the Trust shall possess all right, title and interest in and to all funds on deposit from time to time in the Collection Account and all securities on deposit from time to time in the Securities Account, and in all proceeds thereof. Such accounts shall be under the sole dominion and control of the Trustee. If, at any time, the Collection Account or the Securities Account ceases to be an Eligible Deposit Account, the Trustee shall within ten (10) Business Days (or such longer period as may be required, not to exceed thirty (30) calendar days) establish a new Collection Account or Securities Account, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments from the Collection Account, or any securities from the Securities Account, as applicable, to such new account. Any monies in the Collection Account shall, to the extent not required to be distributed on the date received, be invested in Permitted Investments other than cash.

     Section 5.2   APPLICATION OF TRUST FUNDS.

     (a) The Trustee shall credit to the Collection Account (i) all monies received from the Collateral Agent pursuant to the terms of the Collateral Agreement, (ii) all loan proceeds received from Intrepid on the Closing Date or thereafter pursuant to Section 9.2(a) or (c), (iii) all investment income collected on monies in the Collection Account, and (iv) all proceeds received from the disposition of and income on securities in the Securities Account. The Trustee shall credit to the Securities Account any Shares or U.S. Government Obligations received from time to time from the Collateral Agent pursuant to Section 2.7 of the Collateral Agreement.

     (b) Monies held in the Collection Account shall be applied as follows:

          (i) on each Business Day on which the purchase of Shares during the Initial Period is settled, the Trust shall, pursuant to Section 9.2(a), utilize the loan proceeds received pursuant to the Loan Agreement to effect such settlement;

          (ii) to the extent sufficient amounts in respect thereof have been received from the Collateral Agent pursuant to the terms of the Collateral Agreement, an amount equal to the interest due on the Promissory Note pursuant to the terms of the Loan Agreement (including any overdue amounts) shall be paid from the Collection Account to Intrepid when due;

          (iii) to the extent sufficient amounts in respect of the Monthly Commission Cost (as defined in the Stock Purchase Agreement) have been received from the Collateral Agent pursuant to the terms of the Collateral Agreement, such amount shall be paid from the Collection Account to the Designated Broker;

          (iv) in connection with any Prepayment Date or the Maturity Date, an amount equal to the proceeds received from, or the proceeds of property received from, the Collateral Agent in respect thereof pursuant to the Collateral Agreement (including with respect to a net-share or net-cash settlement) shall be paid from the Collection Account to Intrepid on the date received as a repayment of the Promissory Note pursuant to the terms thereof;

          (v) in connection with an Extraordinary Dividend (as defined in or deemed to occur under the Stock Purchase Agreement), an amount equal to the proceeds received from the Collateral Agent in respect thereof pursuant to the Collateral Agreement shall be paid from the Collection Account to Intrepid on the date received as a repayment of the Promissory Note pursuant to the terms thereof;

          (vi) on each Business Day on which the Trust elects to deliver Eligible Substitute Collateral in the form of cash to the Collateral Agent pursuant to the Collateral Agreement, such amounts shall be paid from the Collection Account;

          (vii) on each Business Day on which the purchase of Shares or U.S. Government Obligations pursuant to Section 9.2(c) is settled, the Trust shall use funds in the Collection Account to effect such settlement; and

          (viii) on the Final Distribution Date, the amount, if any, remaining in the

Collection Account shall be transferred from the Collection Account to Intrepid in satisfaction of the Promissory Note, up to the remaining amount due with respect to the Promissory Note (the "FINAL LOAN PAYMENT"). In the event such amounts are insufficient to pay the Final Loan Payment, the Trustee shall notify the Share Seller of such deficiency.

     (c) On the Business Day following the Final Distribution Date, after payment of the amounts described in subsection (b) above and any amounts due the Collateral Agent from the Collection Account, the Trustee shall distribute to the Certificateholder all amounts deposited in the Collection Account and not previously distributed.

                                   Article VI
                                   THE TRUSTEE

Section 6.1       DUTIES OF TRUSTEE.

     (a) The Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement, including the administration of the Trust in the interest of the Certificateholder and the Relevant Parties as third party beneficiaries hereunder, and in accordance with the provisions of this Agreement. No implied covenants or obligations shall be read into this Agreement.

     (b) Notwithstanding the foregoing, the Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent any other Person has agreed to perform any act or to discharge any duty of the Trustee or the Trust hereunder or under any Basic Document, and the Trustee shall not be liable for the default or failure of any such other Person to carry out its obligations.

     (c) In the absence of bad faith on its part, the Trustee may conclusively rely upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; PROVIDED, HOWEVER, that the Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

     (d) No provision of this Agreement shall be construed as relieving the Trustee from liability for its own gross negligence, willful misconduct or bad faith, except that:

          (i) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

          (ii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 4.2 or 6.4.

     (e) Subject to Sections 5.1 and 5.2, monies received by the Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Trustee shall not be liable for any interest thereon.

     (f) The Trustee shall not take or be required to take any action that
(i) is inconsistent with the purposes of the Trust set forth in Section 2.7 or (ii) would, to the actual knowledge of a Responsible Officer of the Trustee, result in the Trust's becoming taxable as a corporation for federal income tax purposes.

     (g) In addition to the foregoing, the Trustee is authorized and shall be obligated to cause the Trust to take all actions required of the Trust pursuant to the Basic Documents.

     The Trustee shall be deemed to have complied with its obligations under this Section 6.1 to the extent any other Person has agreed to perform any such obligations on behalf of the Trust pursuant to the Basic Documents.

     Section 6.2 EXECUTION OF DOCUMENTS. The Trustee is authorized and directed to execute and deliver (i) the Basic Documents and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and (ii) any other agreements, instruments, certificates or filings necessary, suitable or convenient to accomplish the foregoing, as evidenced conclusively by the Trustee's execution thereof.

     Section 6.3 ACCEPTANCE OF TRUSTS AND DUTIES. Except as otherwise provided in this Article VI, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Trustee hereunder and not in its individual capacity and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust for payment or satisfaction thereof. The Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Trustee also agrees to disburse all monies actually received by it constituting part of the assets of the Trust upon the terms of the Basic Documents and this Agreement. The Trustee shall not be liable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.6 and expressly made by the Trustee in its individual capacity or (iii) for its failure to perform the express written obligations set forth hereunder. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security in the Securities Portfolio or any action of the Collateral Agent taken in the name of the Trustee or the Trust and the Trustee shall be deemed to have discharged its duties hereunder to the extent that the foregoing persons have agreed to perform such duties;

          (b) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Grantor except to the extent any such instructions of the Grantor are expressly contrary to any provision herein or in the Basic Documents. The Grantor agrees not to instruct the Trustee to take any action which would be contrary to any provision herein or in the Basic Documents;

          (c) no provision of this Agreement or any Basic Document shall require the Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents;

          (e) the Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Grantor or for the form, character, genuineness, sufficiency, value or validity of any of the assets of the Trust or for or in respect of the validity or sufficiency of the Basic Documents, the Certificate (other than the certificate of authentication on the Certificate) or of any security in the Securities Portfolio or any related documents, and the Trustee shall in no event assume or incur any liability, duty or obligation to the Certificateholder other than as expressly provided for herein;

          (f) the Trustee shall not be liable for the default or misconduct of the Collateral Agent or the Grantor under any of the Basic Documents or otherwise and the Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Collateral Agent hereunder or under the other Basic Documents;

          (g) the right of the Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act;

          (h) the Trustee shall not have any duty or obligation to manage, control, prepare, file or maintain any report, license or registration, use, sell, dispose of or otherwise deal with the applicable trust estate, or otherwise to take or refrain from taking any action under or in connection with the Basic Documents, except as expressly required by the terms of Section 6.1, and no implied duties or obligations shall be read into this Agreement against the

     Trustee;

          (i) the Trustee shall be under no obligation to appear in, prosecute or defend any action, or to take any other action other than the giving of notices, which in its opinion may require it to incur any out-of-pocket expense or any liability unless it shall be furnished with such security and indemnity against such expense or liability as it may reasonably require;

          (j) the Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, war or other circumstances beyond its control, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Agreement;

          (k) every provision of this Agreement relating to the Trustee shall be subject to the provisions of this Section 6.3; and

          (l) notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trustee; or (iii) subject the Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee contemplated hereby.

     Section 6.4 REFRAIN FROM CERTAIN ACTIONS. The Trustee shall not be required to take any action hereunder or under any Basic Document if the Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     Section 6.5 FURNISHING OF DOCUMENTS. The Trustee shall furnish to the Certificateholder and the Relevant Parties, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to or by the Trustee under the Basic Documents.

     Section 6.6 REPRESENTATIONS AND WARRANTIES OF TRUSTEE. On the date hereof and on the date that the Certificate is issued, Wilmington Trust Company hereby represents and warrants to the Certificateholder and to the Relevant Parties that:

          (a) it is a banking corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

          (b) it has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (c) the execution, delivery and performance by it of this Agreement
     (i) shall not violate any provision of any law or regulation of the State of Delaware or the United States governing the banking and trust powers of Wilmington Trust Company or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to Wilmington Trust Company or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Trustee and (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on Wilmington Trust Company's performance or ability to perform its duties as Trustee under this Agreement or on the transactions contemplated in this Agreement;

          (d) the execution, delivery and performance by Wilmington Trust Company of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of banks or trust companies in the jurisdiction in which the Trust was formed; and

          (e) this Agreement has been duly executed and delivered by Wilmington Trust Company and constitutes the legal, valid and binding agreement of Wilmington Trust Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     Section 6.7  RELIANCE; ADVICE OF COUNSEL.

     (a) The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents to which it is party, the Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees (including the granting of a power of attorney to Responsible Officers of the Trustee to execute and deliver any Basic Documents, the Certificate or other documents related hereto or thereto on behalf of the Trustee) pursuant to agreements entered into with any of them, and although the Trustee shall be responsible for all obligations of the Trustee hereunder, the Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Trustee in good faith and (ii) may consult with counsel, accountants and other skilled professionals to be selected in good faith and employed by it. The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons.

     Section 6.8 TRANSACTIONS WITH TRUSTEE. The Trustee may deal with the Grantor or the Collateral Agent in transactions other than transactions pursuant to the Basic Documents in the same manner as if it were not the Trustee.

     Section 6.9  COMPENSATION; INDEMNITY.

     (a) As compensation for the performance of its duties under this Agreement (the amount of such compensation having been agreed to in a separate fee letter between the Trustee and the Grantor) and to provide reimbursement for its Ordinary Expenses, the Trustee shall be entitled to payment of trustee fees. At the time set forth and as provided in the Fee Agreement, the Trustee shall be compensated in full by the Grantor for its acceptance fee and Grantor shall pay the then owing expenses of counsel, Richards, Layton & Finger ("RLF"), in the amount set forth in the invoice of RLF with respect to such fees and expenses. On each anniversary of the Closing Date, and on the termination date of the Collateral Agreement, as provided in the Fee Agreement, the Grantor shall pay to the Trustee the amount specified in the Fee Agreement.

     (b) The Grantor shall provide reimbursement to the Trustee for Extraordinary Expenses incurred by the Trustee, as and to the extent provided in the Fee Agreement.

     (c) The Trustee (including in its individual capacity) and any director, officer, employee or agent thereof shall be indemnified and held harmless by the Grantor, as provided in the Fee Agreement, against any loss, liability, claim, action, suit, cost or expense of any kind and nature whatsoever incurred in connection with any legal action relating to this Agreement or the performance of the Trustee's duties under this Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Agreement or (ii) incurred by reason of negligence in the handling of funds, willful misconduct, bad faith, or, except with respect to the handling of funds, gross negligence in the performance of the Trustee's duties under this Agreement.

     Section 6.10  REPLACEMENT OF TRUSTEE.

     (a) The Trustee may resign at any time and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Certificateholder and the Relevant Parties. The Certificateholder may, on 30 days' prior written notice to the Trustee and the Relevant Parties, remove the Trustee. In either case, the Certificateholder shall appoint a successor Trustee as provided in subsection (b). If no successor Trustee shall have been appointed and have accepted appointment within 45 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. The Trustee shall resign if:

          (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.13;

          (ii) the Trustee shall be adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer shall be appointed or take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

          (iv) the Trustee shall otherwise be incapable of acting.

     (b) If the Trustee resigns or if a vacancy exists in the office of Trustee for any reason, the Certificateholder shall promptly appoint a successor Trustee by written instrument, in duplicate (one copy of which shall be delivered to the Relevant Parties, respectively and one copy of which shall be delivered to the successor Trustee) and the Grantor shall pay all fees owed to the outgoing Trustee, if any, as provided in the Fee Agreement.

     (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective until a written acceptance of appointment is delivered by the successor Trustee to the outgoing Trustee, the Certificateholder and the Relevant Parties and all fees and expenses due to the outgoing Trustee are paid. Any successor Trustee appointed pursuant to this Section 6.10 shall be eligible to act in such capacity in accordance with Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, power, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee.

     (d) The predecessor Trustee shall upon payment of its fees, expenses and indemnity deliver to the successor Trustee all documents and statements and monies held by it under this Agreement. The predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     (e) Upon acceptance of appointment by a successor Trustee pursuant to this
Section 6.10, the successor Trustee shall mail notice of the succession of such Trustee to the Certificateholder and to the Relevant Parties.

     (f) The Relevant Parties, either individually or collectively, shall not have any right to remove or replace the Trustee.

     (g) Any successor Trustee appointed hereunder shall promptly file with the Delaware Secretary of State an amendment to the Certificate of Trust identifying the name and principal place of business of such successor Trustee in the State of Delaware.

     Section 6.11 MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; PROVIDED, HOWEVER, that the successor Trustee shall file a certificate of amendment with the Secretary of State pursuant to the Business Trust Statute reflecting the identity and principal place of business of the successor Trustee.

     Section 6.12  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

     (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the assets of the Trust may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Trustee, or as separate trustee or trustees, of all or any part of any such assets, and to vest in such Person, in such capacity such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.10. Any appointment of a co-trustee or separate trustee shall be at the expense of the Trustee unless such appointment is required by law.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the

Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no separate trustee or co-trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Trustee may at any time accept the resignation of or removal of any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.13 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee shall at all times: (a) be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; (b) be authorized to exercise corporate trust powers; (c) have (or have a parent which has) a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities; and (d) have a long-term unsecured debt rating of at least BBB by Standard & Poor's and at least Baa3 by Moody's. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

     Section 6.14 VOTING OF SECURITIES PORTFOLIO. The Certificateholder will have no voting rights with respect to any securities held as part of the Securities Portfolio. The Trust shall cause the securities held as part of the Securities Portfolio to be voted in accordance with the Basic Documents. The Trustee shall have no duties or obligations with respect to voting the Securities Portfolio other than as provided in the Basic Documents.

                                  Article VII
                         TERMINATION OF TRUST AGREEMENT

     Section 7.1  TERMINATION OF TRUST AGREEMENT.

     (a) This Agreement (other than Section 6.9) shall terminate and the Trust shall wind up and dissolve and be of no further force or effect on the final distribution by the Trustee of all monies or other property or proceeds of the Trust. The Trust shall not be dissolved until the Collateral Agreement has terminated pursuant to its terms, all proceeds due on the Securities Portfolio have been received, the Trust has received any monies due to it from the Collateral Agent pursuant to the terms of the Collateral Agreement and the Trustee has made the final distribution pursuant to Section 5.2. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder shall not
(A) operate to terminate this Agreement or the Trust, nor (B) entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the trust estate nor (C) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Neither the Grantor nor the Certificateholder nor any Relevant Party shall be entitled to revoke or terminate the Trust.

     (c) Notice of any dissolution of the Trust specifying the Final Distribution Date shall be given by the Trustee to the Certificateholder mailed within five Business Days of receipt of notice of the termination of the Collateral Agreement pursuant to its terms from the Collateral Agent stating:
(i) the first date on which payment in respect of the Certificate may be made upon presentation and surrender of the Certificate at the office of the Paying Agent therein designated; (ii) the amount of any such payment; and (iii) that payments will be made only upon presentation and surrender of the Certificate at the office of the Paying Agent therein specified. The Trustee shall give such notice to the Paying Agent (if other than the Trustee) at the time such notice is given to the Certificateholder. On the Business Day following the Final Distribution Date, upon presentation and surrender of the Certificate, the Paying Agent shall cause to be distributed to the Certificateholder amounts distributable to such Certificateholder pursuant to Section 5.2 after giving effect to the distribution of all other amounts distributable thereunder.

     (d) Upon the winding up of the Trust and its dissolution, the Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Business Trust Statute.

                                  Article VIII
                                   AMENDMENTS

     Section 8.1 AMENDMENTS. This Agreement may be amended at any time and from time to time by written instrument by the Trustee and the Certificateholder with the consent of the Relevant Parties to correct or cure any ambiguity contained herein or for any other purpose deemed reasonable or desirable; PROVIDED, HOWEVER, that no such amendment shall affect the rights of the parties to the Collateral Agreement or Intrepid under the Loan Agreement.

     Section 8.2  FORM OF AMENDMENTS.

     (a) Promptly after the execution of any amendment to the Certificate of Trust, the Trustee shall cause the filing of such amendment with the Secretary of State.

     (b) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

                                   Article IX
                      CUSTODY, ACQUISITION AND LIQUIDATION
                           OF THE SECURITIES PORTFOLIO

     Section 9.1 CUSTODY OF THE SECURITIES PORTFOLIO. The Securities Portfolio shall be held by or on behalf of the Collateral Agent pursuant to the terms of the Collateral Agreement; PROVIDED that securities received from the Collateral Agent pursuant to Section 2.7 of the Collateral Agreement shall be held in the Securities Account as provided in Article V. The Trustee shall not take or consent to any action which would result in the placement of a lien on the Securities Portfolio, and shall not have the authority to assign, transfer, pledge, set-off or otherwise dispose of any of the securities or interests therein, to any party other than the Collateral Agent pursuant to the Collateral Agreement, except as provided in Section 9.2 or any Basic Document.

     Section 9.2  ACQUISITION AND LIQUIDATION OF THE SECURITIES PORTFOLIO.

     (a) In connection with purchases of Shares by the Trust during the Initial Period, the Trust shall request loan advances under the Loan Agreement in sufficient amounts and with sufficient advance notice as to provide adequate funds to effect such purchases of Shares. Unless Intrepid notifies the Trust that it will not make any such loan advance, on any Business Day during the Initial Period on which the Trust receives notice from the Share Seller to purchase additional Shares pursuant to the terms of the Stock Purchase Agreement and the Collateral Agreement, the Trustee shall direct the Designated Broker to take all actions reasonably required to purchase such Shares on such Business Day. The Trustee shall deposit the loan proceeds received from Intrepid in the Collection Account and shall direct the Designated Broker to use such proceeds to effect the settlement of such purchase and to deliver such Shares to the Collateral Agent pursuant to the Collateral Agreement.

     (b) Any liquidation of the Securities Portfolio (other than as provided in subsection (d) or (f) below) shall be effected in accordance with the terms of the Collateral Agreement. The Trustee shall transfer all proceeds received from the Collateral Agent for distribution in accordance with Section 5.2.

     (c) On any Business Day on which the Trust receives direction from the Investment Adviser to deliver Eligible Substitute Collateral in the form of U.S. Government Obligations or Shares to the Collateral Agent pursuant to Section 2.7 of the Collateral Agreement, the Trustee shall follow such direction and direct the Designated Broker to take all actions reasonably required to acquire such U.S. Government Obligations or Shares, as the case may be, on such Business Day, using funds available from the Collection Account (including through the liquidation of Permitted Investments) pursuant to Section 5.2. To the extent funds available from the Collection Account are insufficient for such purpose, the Trust shall request loan advances under the Loan Agreement in sufficient amounts to provide adequate funds to effect such purchases. The Trustee shall deliver or cause the delivery of such securities to the Collateral Agent pursuant to the Collateral Agreement immediately upon receipt thereof.

     (d) At the direction of the Investment Adviser, the Trustee shall assign, transfer, pledge, set-off or otherwise dispose of Shares or U.S. Government Obligations received from the Collateral Agent pursuant to Section 2.7 of the Collateral Agreement and held in the Securities Account. The Trustee shall transfer all proceeds received in connection therewith to the Collection Account in accordance with Section 5.2.

     (e) Notwithstanding the foregoing, if the Trust is required to deliver Shares to the Collateral Agent pursuant to Section 2.7 of the Collateral Agreement on any Business Day, the Trustee shall acquire Shares pursuant to subsection (c) above sufficiently in advance of such date to permit the Trust to perform such obligation.

     (f) To the extent any U.S. Government Obligations or Shares remain in the Securities Account immediately prior to the Final Distribution Date, the Trustee shall sell such securities sufficiently in advance of such date to permit the proceeds thereof to be transferred to the Collection Account on the Final Distribution Date.

                                   Article X
                                  MISCELLANEOUS

     Section 10.1  LIMITATIONS ON RIGHTS OF OTHERS.

     (a) The provisions of this Agreement are solely for the benefit of the Trustee, the Grantor, the Certificateholder and the Relevant Parties, as third party beneficiaries of this Agreement, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the trust estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     (b) The Relevant Parties are intended third party beneficiaries of this Agreement and the Trust created hereby. With respect to the Relevant Parties, the Trustee undertakes to perform or observe only such of the covenants and obligations of the Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Relevant Parties shall be read into this Agreement or the other Basic Documents against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Relevant Parties, and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than as a result of the gross negligence or willful misconduct of the Trustee in the performance of its express obligations under this Agreement.

     Section 10.2  NOTICES.

     All demands, notices and communications under this Agreement shall be in writing, personally delivered, sent by electronic facsimile (with hard copy to follow via first class mail) or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Grantor, at the following address: NMS Services (Cayman) Inc., c/o Banc of America Securities LLC, 9 West 57th Street, New York, New York 10019,
Attention: Equity Financial Products, Middle Office, Facsimile 212-583-8369;
(ii) in the case of the Share Seller, at the following address: Bank of America, N.A., c/o Banc of America Securities LLC, 9 West 57th Street, New York, New York 10019, Attention: Chris Innes, Facsimile: 212-583-8457, with a copy to Bank of America, N.A., c/o Banc of America Securities LLC, 9 West 57th Street, New York, New York 10019, Attention: Equity Financial Products, Middle Office, Facsimile:
212-583-8369; (iii) in the case of the Trust or the Trustee, to the Trustee at its Corporate Trust Office, Facsimile: 302-651-8882; (iv) in the case of the Share Purchaser, at the following address: Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119, Attention: Glenn W. Schaeffer, President, Facsimile: 702-632-6715; and (v) in the case of the Collateral Agent, at the following address: Banc of America Securities LLC, 9 West 57th Street, New York, New York 10019, Attention: Equity Financial Products, Middle Office,
Facsimile: 212-583-8369, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

     Any notice required or permitted to be given to the Certificateholder shall be given by first-class mail, postage prepaid, at the address of the Holder. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the first date on which publication is made.

     Section 10.3 SEVERABILITY. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificate or the rights of the Holder or the Relevant Parties.

     Section 10.4 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     Section 10.5 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Grantor, the Trustee, the Certificateholder and the Relevant Parties and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Certificateholder and the Relevant Parties shall bind the successors and assigns of the Certificateholder and the Relevant Parties.

     Section 10.6 NO PETITION COVENANT. To the extent permitted by applicable law, notwithstanding any prior termination of this Agreement, the Grantor and the Trustee shall not, and the Certificateholder agrees by its acceptance of the Certificate not to, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or making a general assignment for the benefit or creditors, or ordering the winding up or liquidation of the affairs of the Trust.

     Section 10.7  NO RECOURSE.

     (a) The Certificateholder by accepting the Certificate acknowledges that the Certificateholder's Certificate represents a beneficial interest in the Trust only and does not represent interests in or obligations of the Trustee, the Relevant Parties or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificate or the Basic Documents.

     Section 10.8 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 10.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                            NMS SERVICES (CAYMAN) INC., as Grantor


                            By:  /s/ WILLIAM C. CACCAMISE
                               ---------------------------------
                                 Name:   William C. Caccamise
                                 Title:  Authorized Signatory


                            WILMINGTON TRUST COMPANY,
                            as Trustee of the MBG TRUST


                            By: /s/ JAMES P. LAWLER
                               ---------------------------------
                                 Name:   James P. Lawler
                                 Title:  Vice President

                                                                       EXHIBIT A


THIS CERTIFICATE IS NOT TRANSFERABLE IN WHOLE OR IN PART EXCEPT AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND THE TRUST HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED. IN ADDITION TO THE RESTRICTION REFERRED TO IN THE FIRST SENTENCE ABOVE, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NUMBER
R-1




     MBG TRUST CERTIFICATE evidencing a fractional undivided beneficial interest in MBG Trust.

     (This Certificate does not represent an interest in or obligation of the Trustee, the Relevant Parties or any of their respective affiliates, except to the extent described below.)

     THIS CERTIFIES THAT NMS SERVICES (CAYMAN) INC. or registered assigns, is the registered owner of a nonassessable, fully-paid, undivided beneficial interest in the Trust Estate of MBG Trust (the "Trust").

     The Trust is governed pursuant to an Amended and Restated Trust Agreement, dated as of September 8, 2000 (as amended and supplemented from time to time, the "Trust Agreement"), between NMS Services (Cayman) Inc. and Wilmington Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is the duly authorized Certificate designated as "MBG Trust Certificate" (the "Certificate"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which the Holder is bound. The property of the Trust includes the Securities Portfolio, all monies due thereunder on or after the Closing Date, certain bank accounts and all proceeds of the foregoing.

     Under the Trust Agreement, there shall be distributed to the Person in whose name this Certificate is registered at the close of business on the Business Day following the Final Distribution Date (as defined below) after all other distributions required to be made on such date, such Certificateholder's fractional undivided interest in the assets remaining in the Trust on the Final Distribution Date after (i) the Promissory Note is paid in full, (ii) the Collateral Agreement is terminated and (iii) all fees and expenses due and owing to the Trustee have been paid in full.

     The "Final Distribution Date," means the date on which the Collateral Agent has delivered all cash (or other property) to which the Trust is or may become entitled under the Collateral Agreement.

     The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of Intrepid Funding Corporation to receive payment pursuant to the Promissory Note and the Collateral Agent to receive amounts under the Collateral Agreement on behalf of the secured parties thereunder.

     To the extent permitted by applicable law, the Certificateholder, by its acceptance of the Certificate, covenants and agrees that the Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

     The final distribution on this Certificate shall be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office maintained for such purpose by the Paying Agent at its office specified therein.

     The Holder of this Certificate acknowledges and agrees that Wilmington Trust Company is executing this Certificate solely in its capacity as Trustee under the Trust Agreement and that Wilmington Trust Company shall incur no personal liability in connection herewith except by reason of its own gross negligence, willful misconduct or negligence in the disbursement of funds.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                 MBG TRUST

                                 By:      WILMINGTON TRUST COMPANY,
                                          not in its individual capacity
                                          but solely as Trustee



                                       By: _____________________
                                          Name:
                                          Title:


Dated:  September 8, 2000

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is the Certificate referred to in the within-mentioned Trust
Agreement.

                                         WILMINGTON TRUST COMPANY,
                                         not in its individual capacity
                                         but solely as Trustee


                                         By:   _________________________________
                                                As Authenticating Agent